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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      January 18, 2005 (January 17, 2005)


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)

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
                  DELAWARE                                    0-20117                                    13-3532643
         (State or other jurisdiction                       (Commission                                (IRS Employer
                of incorporation)                           File Number)                            Identification No.)


                   4848 LOOP CENTRAL DRIVE, SUITE 700, HOUSTON, TEXAS                                      77081
                        (Address of principal executive offices)                                         (Zip Code)
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        Registrant's telephone number, including area code: 713-796-8822

             6700 WEST LOOP SOUTH, 4TH FLOOR, BELLAIRE, TEXAS 77401 (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

      Effective January 17, 2005, Encysive Pharmaceuticals Inc. (Nasdaq: ENCY) has relocated its principal executive offices from 6700 West Loop South, 4th Floor, Bellaire, Texas 77401 to 4848 Loop Central Drive, Suite 700, Houston, Texas 77081. Encysive's phone number at the new address is unchanged and is (713) 796-8822.

                            [SIGNATURE PAGE FOLLOWS]
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ENCYSIVE PHARMACEUTICALS INC.
                                                       (Registrant)

Date:  January 17, 2005                          /s/ Stephen L. Mueller
                                              -----------------------------
                                                     Stephen L. Mueller
                                               Vice President, Finance and
                                               Administration Secretary and
                                                         Treasurer